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                                                                    EXHIBIT 10.5


                              STAND STILL AGREEMENT

         This AGREEMENT is entered into on this 19th day of August, 2005 by and between netGuru, Inc. (the "Company") and LAURUS MASTER FUND LTD. ("LMF").

         WHEREAS, on or about the date hereof, the Company entered into that certain Asset Purchase Agreement (the "Purchase Agreement") by and between Bentley Systems, Incorporated ("BSI") and the Company whereby the Company has agreed, subject to the satisfaction of certain conditions, to sell certain of its assets relating to the REI business (the "Purchased Assets") to BSI in exchange for cash consideration (the "Asset Sale");

         WHEREAS, LMF is the holder of (i) certain promissory notes convertible into common stock of the Company (the "Notes") secured by a general security interest in the Company's assets and the assets of the Company's subsidiaries (the "Security Interest") and (ii) warrants to purchase shares of common stock of the Company (the "Warrants");

         WHEREAS, the completion of the Asset Sale is in the interests of LMF so as to maximize the value of the Company and provide liquidity to enable the Company to pay all of its its outstanding obligations to LMF; and

         WHEREAS, the Company and LMF desire to enter into this Agreement to (i) obtain LMF's consent to the transactions contemplated by the Purchase Agreement,
(ii) obtain LMF's agreement from and after the date hereof to refrain from exercising the Warrants until the earlier to occur of such time as the Asset Sale is completed (the "Closing"), the Purchase Agreement is terminated by its terms and February 15, 2006, (iii) to provide a mechanism for the release of the Purchased Assets from the Security Interest such as to allow for the completion of the Asset Sale upon completion and payment in full to LMF of all of the Company's obligations under the Notes.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. NON-INTERFERENCE. LMF shall not directly or indirectly, encourage, solicit, or initiate discussions or negotiations with, or provide any information to, any corporation, partnership, person or other entity or group (other than the Company) concerning any merger, sale of assets, sale of any equity interest in the Company or similar transaction involving the Company, or division of the Company or any other transaction that would involve the transfer or potential transfer of control of the Company (it being understood that this Agreement shall not limit LMF's ability to transfer or vote shares of stock in the Company).

2. LMF STAND STILL. From the date of this Agreement until the earlier to occur of the completion of the Closing, the termination of the Purchase Agreement pursuant to its terms or February 15, 2006, LMF shall not take any action that results in the exercise of any of the Warrants into voting securities issued by the Company.




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3. LMF CONSENT. Subject to LMF being irrevocably paid in full of all of the
Company's obligations under the Notes, LMF hereby consents to and approves of the Asset Sale and the transactions contemplated by the Purchase Agreement to the extent that LMF's consent is or may be required pursuant to that certain Security Agreement dated as of December 23, 2004 between LMF and the Company and each of the documents relating thereto, to include, without limitation, the Securities Purchase Agreement and the Common Stock Purchase Warrant each as of the same date and between the same parties.

4. RELEASE OF LIENS. Prior to the Closing, LMF shall prepare and execute all documents necessary to release all Assets from the Security Interests and effective immediately upon the Closing of the transactions contemplated by the Purchase Agreement and payment in full of all of the Company's obligations to LMF under the Notes.

5. MISCELLANEOUS.

                  (a) BSI is an intended third party beneficiary of this Agreement with the right of direct enforcement.

                  (b) ENTIRE AGREEMENT. This Agreement and the documents, instruments and other agreements among the parties hereto as contemplated by or referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  (c) CERTAIN EVENTS. This Agreement and the obligations hereunder shall attach to all of the convertible securities held by LMF and shall be binding upon any person to whom legal or beneficial ownership of any of such convertible securities, whether by operation of law or otherwise.

                  (d) ASSIGNMENT. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties and BSI. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Section shall be void.

                  (e) AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto and BSI.

                  (f) SEVERABILITY. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.


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                  (g) NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

                  (i) OTHER REMEDIES; SPECIFIC PERFORMANCE.

                           (i) OTHER REMEDIES. Except as otherwise provided
herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

                           (ii) SPECIFIC PERFORMANCE. It is accordingly agreed
that the parties and BSI shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                  (j) COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

                  (k) FURTHER ASSURANCES. At the request of any party or BSI to another party or parties to this Agreement, such other party or parties shall execute and deliver such instruments or documents to evidence or further effectuate (but not to enlarge) the respective rights and obligations of the parties and to evidence and effectuate any termination of this Agreement.


                            [SIGNATURE PAGE FOLLOWS]


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                  IN WITNESS WHEREOF, the undersigned have executed, or caused this Agreement to be executed by a duly authorized officer, as of the date first written above.


                                                 LAURUS MASTER FUND LTD


                                                 By:  /S/ EUGENE GRIN
                                                      --------------------------
                                                      Name:  Eugene Grin
                                                      Title: DIRECTOR



                                                 NETGURU, INC.


                                                 By:  /S/ AMRIT K. DAS
                                                      --------------------------
                                                      Name:  Amrit K. Das
                                                      Title: C.E.O.


Acknowledged as a beneficiary of this Agreement:


BENTLEY SYSTEMS, INCORPORATED


By: /S/ DAVID NATION
    ------------------------------
Name: David Nation
Title:   SVP


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